                                                                    EXHIBIT 10.1


           THIRD MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT

              THIS THIRD MODIFICATION TO BUSINESS LOAN AND SECURITY AGREEMENT (this "Modification") is made as of the 1st day of October, 1996, by and among
(i) NATIONSBANK, N.A., a national banking association ("NationsBank"), having offices at 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102; (ii) FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet"), having offices at 300 Galleria Parkway Northwest, Suite 800, Atlanta, Georgia 30339; (iii) SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Sanwa"), having offices at 1 South Wacker Drive, Chicago, Illinois 60606; (iv) SIGNET BANK, a Virginia banking corporation ("Signet"), having offices at 7799 Leesburg Pike, Falls Church, Virginia 22043; and (v) BTG, INC., a Virginia corporation ("BTG"); ADVANCED COMPUTER TECHNOLOGY, INC., a Delaware corporation ("ACTECH"); BDS, INC., a Virginia corporation ("BDS"); DELTA RESEARCH CORPORATION, a Virginia corporation ("DELTA"); BTG PRODUCTS, INC., a Virginia corporation ("BTGPRO"); CONCEPT AUTOMATION, INC. OF AMERICA, a Virginia corporation ("CAI"); and CONCEPT AUTOMATION SERVICES, INC., a Virginia corporation ("CAS"); all having principal offices at 1945 Old Gallows Road, Vienna, Virginia 22182. For purposes hereof, (a) NationsBank (acting in its capacity as agent for the Lenders) is referred to herein as the "Agent"; (b) NationsBank (acting on its own behalf as a Lender), Fleet, Sanwa, Signet and each other person or entity hereafter becoming a "Lender" pursuant to the Loan Agreement (hereinafter defined) are hereinafter referred to individually as a "Lender" and collectively as the "Lenders"; and (c) BTG, ACTECH, BDS, DELTA, BTGPRO, CAI, CAS and each other person or entity hereafter executing a "Joinder Agreement" pursuant to the Loan Agreement are hereinafter referred to individually as the "Borrower" and collectively as the "Borrowers". Capitalized terms used, but not defined, in this Modification shall have the meanings attributed to such terms in the Loan Agreement.

                         W I T N E S S E T H   T H A T:


              WHEREAS, pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated November 28, 1995 (as amended by the hereinafter defined First Modification and Second Modification, the "Loan Agreement"), by and among NationsBank, the Agent and the Borrowers, the Borrowers obtained a loan (the "Loan") from NationsBank in the maximum principal amount of Sixty Million and No/100 Dollars ($60,000,000.00), secured by, among other things, certain collateral more fully described in Article III,
Section 1 of the Loan Agreement; and

              WHEREAS, the Loan was originally evidenced by a certain Revolving Promissory Note dated November 28, 1995 (together with all extensions, renewals, modifications and/or substitutions thereof or therefor, the "Original Note"), made by the Borrower and payable to the order of the Agent, in the maximum principal amount of Sixty Million and No/100 Dollars ($60,000,000.00); and

              WHEREAS, pursuant to the terms and conditions of a certain First Modification to Business Loan and Security Agreement dated February 16, 1996 (the "First Modification"), the Loan Agreement was amended to evidence NationsBank's consent to, among other things, BTG's issuance and sale of certain subordinate notes and warrants to Nomura Holding of America, Inc., a Delaware corporation; and

              WHEREAS, pursuant to the terms and conditions of a certain Second Modification to Business Loan and Security Agreement dated March 28, 1996 (the "Second Modification"), Fleet, Sanwa and Signet became Lender parties to the Loan Agreement, and agreed to be bound by the terms and conditions thereof and advance loan proceeds in accordance therewith; and

              WHEREAS, concurrent with the execution of the Second Modification, the Original Note was substituted and replaced by four (4) certain Revolving Promissory Notes dated March 28, 1996 (together with all extensions, renewals, modifications and/or substitutions thereof or therefor, collectively, the "Notes"), each made by the Borrowers and payable to the order of a Lender, in the aggregate maximum principal amount of Sixty Million Dollars ($60,000,000); and

               WHEREAS, BTG has requested that (i) the Lenders consent to BTG entering into a financing arrangement with DFS (the "Wholesale Financing"), pursuant to which DFS will provide financing to BTG, from time to time, for the sole purpose of funding BTG's acquisition of inventory, and all of BTG's inventory will become subject to a security interest in favor of DFS; and (ii) the Agent subordinate its security interest in all of BTG's inventory, to the security interest in such inventory being granted to DFS; and

              WHEREAS, the Lenders have agreed to consent to the Wholesale Financing and the Agent has agreed to subordinate its security interest in all of BTG's inventory, subject to certain terms and conditions, as hereinafter provided; and

              WHEREAS, CAI has requested that (i) the Lenders' consent to CAI entering into a financing arrangement with DFS (the "CAI Financing") in connection with CAI's performance under two (2) particular Government Contracts, pursuant to which all tangible and intangible property of CAI used by CAI solely in connection with such two (2) Government Contracts will become subject to a security interest in favor of DFS; and (ii) the Agent subordinate its security interest in the tangible and intangible personal property used by CAI solely in connection with such two (2) Government Contracts, to the security interest in such tangible and intangible personal property being granted to DFS; and

              WHEREAS, the Lenders have agreed to consent to the CAI Financing, and the Agent has agreed to subordinate its security interest in the tangible and intangible personal property of CAI used solely in connection with the above-referenced two (2) Government Contracts, subject to certain terms and conditions, as hereinafter provided; and

              WHEREAS, the Borrowers and Lenders desire to confirm their understanding with respect to the consequences of a default under bonding agreements; and

              WHEREAS, the Borrowers have also requested an increase in the maximum principal amount of the Loan from Sixty Million Dollars ($60,000,000) to Eighty-five Million Dollars ($85,000,000); and

              WHEREAS, the Lenders have agreed to increase the maximum principal amount of the Loan, as hereinafter provided.

              NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

              1. The foregoing recitals are hereby incorporated herein by this reference and made a part hereof, with the same force and effect as if fully set forth herein.

              2. Subject to the terms and conditions of this Third Modification (and the Loan Agreement, as modified hereby),

                   (i) the Lenders agree that they will consent to the Wholesale Financing, provided that (a) the Lenders review and approve in writing any and all agreements, documents and/or instruments to be entered into in connection therewith, all of which must be acceptable to the Lenders in all respects, (b) at no time shall the aggregate amount of the outstanding principal balance of the Wholesale Financing, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, exceed Fifteen Million Dollars ($15,000,000), (c) from and after the date BTG obtains the Wholesale Financing, Eligible Finished Goods Inventory shall not be included in the computation of the Maximum Borrowing Base of the Loan, as hereinafter provided, and (d) Nomura executes and delivers a written consent to the Wholesale Financing in form and substance acceptable to the Agent; and

                   (ii) the Lenders agree that they will consent to the CAI Financing, provided that (a) the Lenders review and approve in writing any and all agreements, documents and/or instruments to be entered into in connection therewith, all of which must be acceptable to the Lenders in all respects, (b) at no time shall the aggregate amount of the outstanding principal balance of the CAI Financing advanced in connection with that certain Government Contract, identified as Contract Number TIR-95-0079, dated July 3, 1995, by and between CAI and the United States Department of the Treasury, IRS, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, exceed Ten Million Dollars ($10,000,000), (c) at no time shall the aggregate amount of the outstanding principal balance of the CAI Financing advanced in connection with that certain Government Contract, identified as Contract Number N68939-96-D-0006, dated April

18, 1996, by and between CAI and the Naval Information Systems Management Center, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, exceed Five Million Dollars ($5,000,000), and (d) Nomura executes and delivers a written consent to the CAI Financing, in form and substance acceptable to the Agent; and

                   (iii) the Lenders and the Borrowers hereby agree that, the maximum principal amount of the Loan shall be increased from Sixty Million Dollars ($60,000,000) to Eighty-five Million Dollars ($85,000,000), effective simultaneously with the execution and delivery of (a) this Modification; (b) an allonge and modification to each of the Notes, evidencing an increase in the maximum principal amount of the Notes, in form and substance satisfactory to the Agent; and (c) a written consent to such increase executed and delivered by Nomura, in form and substance satisfactory to the Agent.

              3. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2(iii) above, the definition of "Commitment Amount" set forth in the "Certain Definitions" section of the Loan Agreement shall be automatically deleted in its entirety and the following substituted in lieu thereof:

                     "Commitment Amount" shall mean Eighty-five Million Dollars ($85,000,000)."

              4. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, the definition of Eligible Finished Goods Inventory shall be automatically deleted in its entirety from the "Certain Definitions" section of the Loan Agreement, and the definition of "Permitted Liens" shall automatically be amended to include liens in favor of DFS, encumbering only inventory purchased by BTG with the proceeds of the Wholesale Financing and granted in accordance with the terms and provisions of the DFS Financing Agreement.

              5. Simultaneously with the effectiveness of the Lenders' consent to the CAI Financing, the definition of "Permitted Liens" set forth in the "Certain Definitions" section of the Loan Agreement shall be automatically amended to include liens in favor of DFS, encumbering CAI's tangible and intangible personal property used solely in connection with the NTOPS Contract and/or the TDAII Contract and granted in accordance with the terms and provisions of the CAI Financing Agreement.

              6. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, the following definitions of "DFS", "DFS Financing Agreement", "DFS Subordination Agreement" and "Wholesale Financing" shall be automatically added to the "Certain Definitions" Section of the Loan
Agreement:

                     "DFS" shall Deutsche Financial Services Corporation, a Nevada corporation, together with its successors and assigns.

                    "DFS Financing Agreement" shall mean that certain document, instrument or agreement to be entered into by and between DFS and BTG, as in effect on the date of original execution thereof, pursuant to which DFS agrees to provide the Wholesale Financing to BTG.

                    "DFS Subordination Agreement" shall mean that certain agreement, document or instrument to be entered into by and between DFS and the Agent, pursuant to which the Agent agrees to subordinate its security interest in any and all inventory acquired by BTG solely with the proceeds of the Wholesale Financing, to the security interest in favor of DFS.

                    "Wholesale Financing" shall mean that certain financing provided by DFS to BTG from time to time for BTG's acquisition of inventory, pursuant to the DFS Financing Agreement.

              7. Simultaneously with the effectiveness of the Lenders' consent to the CAI Financing, the following definitions of "CAI Financing", "CAI Financing Agreement", "TDAII Contract" and "NTOPS Contract" shall be automatically added to the "Certain Definitions" Section of the Loan Agreement:

                    "CAI Financing" shall mean that certain financing provided by DFS to CAI in connection with CAI's performance under the TDAII Contract and/or the NTOPS Contract.

                    "CAI Financing Agreement" shall mean that certain document, instrument or agreement to be entered into by and between DFS and CAI, as in effect on the date of original execution thereof, pursuant to which DFS agrees to provide the CAI Financing to CAI.

                    "CAI Subordination Agreement" shall mean that certain agreement, document or instrument to be entered into by and between DFS and the Agent, pursuant to which the Agent agrees to subordinate its security interest in any and all of CAI's tangible and intangible personal property used solely in connection with the NTOPS Contract and/or the TDAII Contract, to the security interest in favor of DFS.

                    "NTOPS Contract" shall mean that certain Government Contract, identified as Contract Number N68939-96-D-0006, dated April 18, 1996, by and between CAI and the Naval Information Systems Management Center.

                    "TDAII Contract" shall mean that certain Government Contract, identified as Contract Number TIR-95-0079, dated July 3, 1995, by and between CAI and the United States Department of the Treasury, IRS.


              8. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, Section 3(a) of Article I of the Loan Agreement shall be automatically deleted in its entirety and the following substituted in lieu thereof:

                    "(a) Maximum Advances. Notwithstanding any term or provision of this Agreement or any other Loan Document to the contrary, it is understood and agreed that in no event whatsoever shall the Lenders be obligated to advance any amount or have Obligations outstanding pursuant hereto which shall exceed the lesser of:

                      1.       the Commitment Amount; or

                      2.       the aggregate of (the "Maximum Borrowing Base"):

                               i. ninety percent (90%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from the Government, which are outstanding less than one hundred twenty-one (121) days from the date of original invoice; plus

                               ii. ninety percent (90%) of the Borrowers' Eligible Borrowing Base Receivables representing amounts due and owing from NATO, which are outstanding less than one hundred fifty-one (151) days from the date of original invoice; plus

                               iii.   eighty-five percent (85%) of the
                                      Borrowers' Eligible Borrowing Base
                                      Receivables representing amounts due and owing from domestic account debtors (other than the Government or NATO), which are outstanding less than ninety-one (91) days from the date of original invoice.; plus

                               iv. the lesser of (x) fifty percent (50%) of the Borrowers' Eligible Unbilled Costs; or (y) Two Million Dollars ($2,000,000).

                    All receivables included in the computation of the Maximum Borrowing Base must be acceptable to the Agent in all respects. Each request for an advance shall be deemed a representation by the Borrowers that any Eligible Borrowing Base Receivable or Eligible

                    Unbilled Cost on which such request is based satisfies the foregoing requirements."

              9. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, the negative covenant set forth in Section 7 of Article VII of the Loan Agreement, which prohibits the Borrowers from suffering or incurring any new indebtedness for borrowed money, shall not be deemed to be violated by the Borrowers if the Borrowers obtain the Wholesale Financing in accordance with the terms hereof.

              10. Simultaneously with the effectiveness of the Lenders' consent to the CAI Financing, the negative covenant set forth in Section 7 of
Article VII of the Loan Agreement, which prohibits any Borrower from suffering or incurring any new indebtedness for borrowed money, shall not be deemed to be violated if CAI obtains the CAI Financing in accordance with the terms hereof.

              11. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, Article VII of the Loan Agreement shall be automatically amended by adding the following new negative covenant:

                    "WHOLESALE FINANCING. Permit the aggregate of the outstanding principal balance of the Wholesale Financing, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, to exceed, at any time, Fifteen Million Dollars ($15,000,000)."

              12. Simultaneously with the effectiveness of the Lenders' consent to the CAI Financing, Article VII of the Loan Agreement shall be automatically amended by adding the following new negative covenant:

                    "CAI FINANCING. Permit the aggregate amount of the outstanding principal balance of the CAI Financing advanced in connection with (i) the TDAII Contract, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, to exceed, at any time, Ten Million Dollars ($10,000,000); or (ii) the NTOPS Contract, together with any and all accrued and unpaid interest thereon and any other sums payable in connection therewith, to exceed, at any time, Five Million Dollars ($5,000,000)."

              13. Simultaneously with the effectiveness of this Modification, Article IX, Section 1 of the Loan Agreement shall be automatically amended by adding the following new default subsection (j):

                    "(j) if a default shall have occurred under the terms and provisions of any bonding contract or other agreement entered into by any

                    Borrower in connection with the performance by any Borrower of its obligations under any contract."

              14. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, Article IX, Section 1 of the Loan Agreement shall be automatically amended by adding the following new default subsection as subsection (k) or (l), as applicable:

                    " if a default shall have occurred under the DFS Financing Agreement or any other agreement, document or instrument entered into in connection with the Wholesale Financing, or if any person or entity (other than the Agent) shall be in breach or in violation of any of the terms and conditions of the DFS Subordination Agreement."

              15. Simultaneously with the effectiveness of the Lenders' consent to the CAI Financing, Article IX, Section 1 of the Loan Agreement shall be automatically amended by adding the following new default subsection as subsection (k) or (l), as applicable:

                    "if a default shall have occurred under the CAI Financing Agreement or any other agreement, document or instrument entered into in connection with the CAI Financing, or if any person or entity (other than the Agent) shall be in breach or in violation of any of the terms and conditions of the CAI Subordination Agreement entered into in connection with the CAI Financing."

              16. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2(iii) above,,
Schedule 1 of the Loan Agreement shall be automatically deleted in its entirety and the following substituted in lieu thereof:

                                               "SCHEDULE 1
                                               ----------

                      Lenders                                  Percentage               Loan Commitment
                      -------                                  -----------             ---------------
              NationsBank, N.A.                                  37.5%                  $31,875,000.00
              8300 Greensboro Drive
              Suite 550
              McLean, Virginia  22102
              Tel. (703) 761-8108
              Fax. (703) 761-8344

                      Lenders                                    Percentage               Loan Commitment
                      -------                                   -----------               ---------------
              Fleet Capital Corporation                             25%                   $21,250,000.00
              300 Galleria Pkwy Northwest
              Suite 800
              Atlanta, Georgia  30339
              Tel. (770) 859-2450
              Fax. (770) 859-2483

              Sanwa Business Credit Corporation                     25%                   $21,250,000.00
              1 South Wacker Drive
              Chicago, Illinois  60606
              Tel. (312) 853-8837
              Fax. (312) 782-6035

              Signet Bank                                         12.5%                   $10,625,000.00
              7799 Leesburg Pike
              Falls Church, Virginia  22043
              Tel. (703) 714-5042
              Fax. (703) 506-9551"

              17. Simultaneously with the effectiveness of the increase to the maximum principal amount of the Loan referenced in Section 2(iii) above, the reference to "$60,000,000.00" set forth in the computation section of the
Exhibit 5 of the Loan Agreement shall be automatically deleted and the following substituted in lieu thereof: "$85,000,000.00".

              18. Simultaneously with the effectiveness of the Lenders' consent to the Wholesale Financing, (a) Exhibit 5 of the Loan Agreement shall be automatically deleted in its entirety and the Exhibit 5 attached to this Modification substituted in lieu thereof; and (b) all of the Schedules to
Exhibit 5 of the Loan Agreement shall remain unmodified, except that Schedule E thereto shall be automatically deleted in its entirety.

              19. Simultaneously with the execution of this Modification, the Notes are being amended by increasing the aggregate maximum principal amount thereof from Sixty Million Dollars ($60,000,000) to Eighty-five Million Dollars ($85,000,000); it being understood and agreed that (a) each of the Notes shall be increased proportionately in an amount equal to each Lender's respective Percentage, as set forth in Schedule 1 attached to the Loan Agreement (as modified hereby); and (b) such amendments to the Notes shall automatically become effective and in full force and effect upon the effectiveness of the increase in the maximum principal amount of the Loan, as contemplated by Section 2(iii) above.

              20. Each Borrower hereby expressly acknowledges and agrees that any and all of the Collateral heretofore, now or hereafter pledged by the Borrowers to the Agent for the benefit of the Lenders shall be collateral security for, among other things, repayment of the full amount of the Loan, as modified hereby.

              21. Each Borrower hereby acknowledges and agrees that (i) there are no set-offs or defenses against the Notes, the Loan Agreement or any other Loan Document; (ii) except as specifically amended hereby, all of the terms and conditions of the Notes, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect; (iii) the Notes, the Loan Agreement (as modified hereby) and the other Loan Documents are hereby expressly approved, ratified and confirmed; and (iv) the execution, delivery and performance by each Borrower of this Modification (a) is within its corporate powers, (b) has been duly authorized by all necessary corporate action, and (c) does not require the consent or approval of any other person or entity.

              22. Concurrent with the execution of this Modification, the Borrowers shall pay to the Agent, on behalf of the Lenders ratably, an additional commitment fee in the amount of One Hundred Twenty-five Thousand Dollars ($125,000). Furthermore, the Borrowers shall pay all of the Agent's costs and expenses associated with this Modification and the transactions referenced herein or contemplated hereby, including, without limitation, the Agent's reasonable legal fees and expenses.

              23. The Borrowers, Agent and Lenders hereby acknowledge that Fleet is a Rhode Island corporation and that any and all references in and to the Loan Agreement and/or any other Loan Document to "Fleet Capital Corporation, a Connecticut corporation" shall mean and refer to Fleet Capital Corporation, a Rhode Island corporation.

              24. This Modification shall be governed by the laws of the Commonwealth of Virginia and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

              25. This Modification may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall be deemed one and the same instrument.

              IN WITNESS WHEREOF, the undersigned have executed this Modification on the day and year first above written.

                                            BORROWERS:
                                            ---------


[Corporate Seal]                            BTG, INC.,
ATTEST:                                     a Virginia corporation


/s/ MARILYNN D. BERSOFF                     By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: President and CEO
      --------------------                        -------------------------

                    [Signatures Continue on Following Page]

[Corporate Seal]                            ADVANCED COMPUTER TECHNOLOGY,
ATTEST:                                     INC., a Delaware corporation

/s/ MARILYNN D. BERSOFF                     By:  /s/ C. THOMAS NIXON
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name: C. Thomas Nixon
      --------------------                       --------------------------

Title: Secretary                            Title: President
      --------------------                        -------------------------


[Corporate Seal]                            BDS, INC.,
ATTEST:                                     a Virginia corporation

/s/ MARILYNN D. BERSOFF                     By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: CEO
      --------------------                        -------------------------


[Corporate Seal]                            DELTA RESEARCH CORPORATION,
ATTEST:                                     a Virginia corporation

/s/ MARILYNN D. BERSOFF                     By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: CEO
      --------------------                        -------------------------


[Corporate Seal]                            BTG PRODUCTS, INC.,
ATTEST:                                     a Virginia corporation

/s/ MARILYNN D. BERSOFF                     By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: CEO
      --------------------                        -------------------------


[Corporate Seal]                            CONCEPT AUTOMATION, INC. OF
ATTEST:                                     AMERICA, a Virginia corporation

/s/ MARILYNN D. BERSOFF                      By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: CEO
      --------------------                        -------------------------

                   [Signatures Continue on Following Page]

[Corporate Seal]                            CONCEPT AUTOMATION SERVICES, INC.,
ATTEST:                                     a Virginia corporation

/s/ MARILYNN D. BERSOFF                     By:  /s/ EDWARD H. BERSOFF
--------------------------                     ----------------------------

Name: Marilynn D. Bersoff                   Name:  Edward H. Bersoff
      --------------------                       --------------------------

Title: Secretary                            Title: CEO
      --------------------                        -------------------------


                                            AGENT:
                                            ------

                                            NATIONSBANK, N.A., a
                                            national banking association

                                            By: /s/ DOUGLAS T. BROWN
                                               --------------------------
                                            Name: Douglas T. Brown
                                            Title: Vice President


                                            LENDER(S):
                                            ---------

                                            NATIONSBANK, N.A., a
                                            national banking association

                                            By: /s/ DOUGLAS T. BROWN
                                               --------------------------
                                            Name: Douglas T. Brown
                                            Title: Vice President


                                            FLEET CAPITAL CORPORATION, a
                                            Rhode Island corporation

                                            By: /s/ STUART SOLOMON
                                               --------------------------
                                            Name: Stuart Solomon
                                            Title: Senior Vice President

                                            SANWA BUSINESS CREDIT CORPORATION,
                                            a Delaware corporation

                                            By: /s/ MICHAEL J. COX
                                               --------------------------
                                            Name:  Michael J. Cox
                                            Title: Vice President

                    [Signatures Continue on Following Page]

                                            SIGNET BANK, a Virginia banking
                                            corporation

                                            By: /s/ WILLIAM A. NALLS
                                               --------------------------
                                            Name:  William A. Nalls
                                            Title: Senior Vice President

                                   EXHIBIT 5

                           BORROWING BASE CERTIFICATE
NationsBank, N.A., 8300 Greensboro Drive, Suite 550, McLean, Virginia 22102-3604

Pursuant to the terms and conditions of a certain Business Loan and Security Agreement dated November 28, 1995 (as amended, the "Loan Agreement") made by and among NationsBank, N.A., as agent ("Agent"), certain Lender parties thereto (collectively, the "Lenders") and BTG, Inc., a Virginia corporation ("BTG"), certain subsidiaries of BTG and any other person or entity who has become a party thereto pursuant to the Loan Agreement (collectively, the "Borrower"), BTG, on its own behalf and as attorney-in-fact for and on behalf of each Borrower, hereby delivers this Borrowing Base Certificate to the Agent to induce the Lenders to make Loan advances to the Borrower pursuant to the Loan Agreement. Capitalized terms shall have the meanings set forth in the Loan Agreement.


BORROWER:
                      ----------------------------------
PERIOD ENDING:
                      ----------------------------------
NUMBER:
                      ----------------------------------

The Borrowing Base is computed as follows:

 1. Value of 90% of Eligible Government Borrowing Base
    Receivables from Schedule A:
                                                                 ----------------------------
 2. Value of 90% of Eligible NATO Borrowing Base Receivables
    from Schedule B:
                                                                 ----------------------------
 3. Value of 85% of Eligible Non-Government and Non-NATO
    Borrowing Base Receivables from Schedule C:
                                                                 ----------------------------
 4. Value of 50% of Eligible Unbilled Costs from Schedule D:
    (Cap of $2,000,000)
                                                                 ----------------------------
 5. The Borrowing Base (Total of lines 1 to 4)
                                                                 ----------------------------
 6. Maximum Loan Amount                                                   $85,000,000
                                                                 ----------------------------
 7. Loan Balance as of the date of this Certificate
                                                                 ----------------------------
 8. Outstanding Face Amount of Letter of Credit(s)
                                                                 ----------------------------
 9. Availability
    (The lesser of lines 5 or 6, minus the sum of lines 7 and 8)
                                                                 ----------------------------


The undersigned certifies to the Agent, on its own behalf and as attorney-in-fact for and on behalf of each of the Borrowers, that (a) this report is true and correct in all respects, is in accordance with the books and records of the undersigned and is prepared in accordance with the terms of the Loan Agreement; (b) as of the date hereof, all of the representations and warranties of the

Borrowers contained in the Loan Agreement are true and correct; and (c) no default or Event of Default or any event or condition which, with the giving of notice of the passage of time or both, would constitute a default or Event of Default under the Loan Agreement exists.

                                BTG, Inc., a Virginia corporation, on its own behalf and as attorney in-fact for and on behalf of each Borrower

                                By:
                                    ---------------------------------
                                Name:
                                      -------------------------------

                                Title:
                                       ------------------------------